EXHIBIT 99.4

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

      The accompanying unaudited pro forma condensed combined Statements of Operations (the "Pro Forma Statements of Operations") for the year ended December 31, 1999 and six months ended June 30, 2000 gives effect to the HumanClick acquisition as if it had occurred on June 24, 1999 (HumanClick's date of incorporation). The Pro Forma Statements of Operations are based on historical results of operations of LivePerson for the year ended December 31, 1999 and six months ended June 30, 2000 and for HumanClick for the period from June 24, 1999 (HumanClick's date of incorporation) through December 31, 1999 and six months ended June 30, 2000.

      The Unaudited Pro Forma Condensed Combined Balance Sheet (the "Pro Forma Balance Sheet") gives effect to the acquisition of HumanClick as if the acquisition had occurred on June 30, 2000. The Pro Forma Statements of Operations and Pro Forma Balance Sheet and accompanying notes (the "Pro Forma Financial Information") should be read in conjunction with, and are qualified by, the historical financial statements of LivePerson contained in the LivePerson Quarterly Report on Form 10-Q and Registration Statement on Form S-1 (commission file no. 333-95689) as filed, or to be filed, with the Securities and Exchange Commission on November 14, 2000, and April 6, 2000, respectively, and the historical financial statements of HumanClick appearing elsewhere in this document.

      The Pro Forma Financial Information is intended for informational purposes only and does not purport to represent (i) the future results of operations of LivePerson or (ii) the actual results of operations or financial position of LivePerson had the acquisition occurred on the dates assumed. In addition, the pro forma results are not intended to be a projection of future results.


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

                                LIVEPERSON, INC.

              Unaudited Pro Forma Condensed Combined Balance Sheet

                                  June 30, 2000

           (In thousands, except for share and per share information)

                                                           Human-     Pro Forma
                                          LivePerson     Click (1)    Adjustments       Pro Forma
                                          ----------     ---------    -----------       ---------
                    Assets

Current assets:
    Cash and cash equivalents              $  4,736      $    728      $     --          $  5,464
    Marketable securities                    35,272            --            --            35,272
    Accounts receivable, net                    729            63            --               792
    Prepaid expenses and other current
       assets                                 1,064            --            --             1,064
                                           --------      --------      --------          --------
               Total current assets          41,801           791            --            42,592

Property and equipment, net                  13,027            60            --            13,087
Security deposits                               258            --            --               258
Deferred costs                                  687            --            --               687
Goodwill and other intangible assets             --            --         8,751 (a)         8,751
                                           --------      --------      --------          --------

               Total assets                $ 55,773      $    851      $  8,751          $ 65,375
                                           ========      ========      ========          ========

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                       $  4,481      $     65      $     --          $  4,546
    Accrued expenses                          1,347            79            --             1,426
    Deferred revenue                            625            --            --               625
                                           --------      --------      --------          --------
               Total current liabilities      6,453           144            --             6,597

Deferred rent                                   254            --            --               254
Other liabilities                                --            69            --                69
                                           --------      --------      --------          --------
               Total liabilities              6,707           213            --             6,920

                                                                          9,661 (a)
                                                                           (272)(a)
Stockholders' equity                         49,066           638          (638)(a)        58,455
                                           --------      --------      --------          --------

               Total liabilities and
                  stockholders' equity     $ 55,773      $    851      $  8,751          $ 65,375
                                           ========      ========      ========          ========

(1) The HumanClick financial statements are presented in accordance with Israeli generally accepted accounting principles ("GAAP"). The differences between Israeli GAAP and US GAAP were not significant.

See accompanying notes to unaudited pro forma condensed combined financial information.


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

                                LIVEPERSON, INC.

         Unaudited Pro Forma Condensed Combined Statement of Operations

                         Six Months Ended June 30, 2000

           (In thousands, except for share and per share information)

                                                                       Human-           Pro Forma
                                                   LivePerson         Click (1)        Adjustments         Pro Forma
                                                 ------------       ------------       ------------       ------------
Revenues                                         $      2,100       $         --       $         --       $      2,100
                                                 ------------       ------------       ------------       ------------

Operating expenses
    Cost of revenues                                    3,229                 --                 --              3,229
    Product development                                 3,918                355                 --              4,273
    Sales and marketing                                 7,217                307                 --              7,524
    General and administrative                          3,290                 58                 --              3,348
    Non-cash compensation expenses                     10,957                 --                 45 (a)         11,002
    Amortization of goodwill and intangible
      assets                                               --                 --              1,459 (a)          1,459
                                                 ------------       ------------       ------------       ------------
                                                       28,611                720              1,504             30,835
                                                 ------------       ------------       ------------       ------------

Loss from operations                                  (26,511)              (720)            (1,504)           (28,735)

Total other income (expense), net                         873                 48                 --                921
                                                 ------------       ------------       ------------       ------------

Net loss                                              (25,638)      $       (672)      $     (1,504)           (27,814)
                                                                    ============       ============

Non-cash preferred stock dividend                     (18,000)                                                 (18,000)
                                                 ------------                                             ------------

Net loss attributable to common
    stockholders                                 $    (43,638)                                            $    (45,814)
                                                 ============                                             ============

Basic and diluted net loss per common
    share                                        $      (2.48)                                            $      (2.10)(b)
                                                 ============                                             ============

Weighted-average shares outstanding
    used in basic and diluted net loss
    per common share calculation                   17,597,169                             4,238,405 (b)     21,835,574
                                                 ============                          ============       ============

(1) The HumanClick financial statements are presented in accordance with Israeli generally accepted accounting principles ("GAAP"). The differences between Israeli GAAP and US GAAP were not significant.

See accompanying notes to unaudited pro forma condensed combined financial information.


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

                                LIVEPERSON, INC.

         Unaudited Pro Forma Condensed Combined Statement of Operations

                          Year ended December 31, 1999

           (In thousands, except for share and per share information)

                                                                       Human-            Pro Forma
                                                  LivePerson          Click (1)         Adjustments         Pro Forma
                                                 ------------       ------------       ------------       ------------
Revenues                                         $        615       $         --       $         --       $        615
                                                 ------------       ------------       ------------       ------------

Operating expenses
    Cost of revenues                                      856                 --                 --                856
    Product development                                 1,637                 98                 --              1,735
    Sales and marketing                                 3,987                 --                 --              3,987
    General and administrative                          1,706                 76                 --              1,782
    Non-cash compensation expenses                      2,679                 --                 44 (a)          2,723
    Amortization of goodwill and intangible
       assets                                              --                 --              1,415 (a)          1,415
                                                 ------------       ------------       ------------       ------------
                                                       10,865                174              1,459             12,498
                                                 ------------       ------------       ------------       ------------

Loss from operations                                  (10,250)              (174)            (1,459)           (11,883)

Total other income (expense), net                         473                 21                 --                494
                                                 ------------       ------------       ------------       ------------

Net loss                                         $     (9,777)      $       (153)      $     (1,459)      $    (11,389)
                                                 ============       ============       ============       ============

Basic and diluted net loss per common share      $      (0.63)                                            $      (0.65)
                                                 ============                                             ============

Weighted-average shares outstanding used in
    basic and diluted net loss per common
    share calculation                              15,465,304                             2,055,336 (b)     17,520,640
                                                 ============                          ============       ============

(1) The HumanClick financial statements are presented in accordance with Israeli generally accepted accounting principles ("GAAP"). The differences between Israeli GAAP and US GAAP were not significant.

See accompanying notes to unaudited pro forma condensed combined financial information.


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

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION

(1)   PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

      (a) The consideration payable by LivePerson in connection with the acquisition of all of the outstanding shares of capital stock of HumanClick consists of the following:

      - 4,238,405 shares of LivePerson common stock valued at approximately $8.9 million based upon the five-day average trading price before and after October 12, 2000, the date on which the transaction was consummated and announced, at $2.094 per share. Of these shares, 1,564,298 are subject to a repurchase option by LivePerson if two of the former shareholders of HumanClick are no longer employed by HumanClick under certain circumstances prior to October 12, 2003. The price pursuant to which LivePerson may repurchase such shares is equal to the lesser of the 30-day average price per share of LivePerson common stock prior to the termination of employment, and $7 per share. One-third of the stock subject to the repurchase option shall be released from LivePerson's purchase option on each of October 12, 2001, 2002 and 2003;

      - The assumption by LivePerson of options to purchase HumanClick's ordinary shares, to be exchanged for options to purchase approximately 262,000 shares of LivePerson's common stock. The options were valued at approximately $537,000 based on a Black-Scholes option pricing model of which $272,000 represents unearned stock-based compensation relating to the intrinsic value of unvested options assumed at the closing date; plus

      -     Acquisition costs of approximately $250,000 related to the merger.

      The following represents the allocation of the purchase price over the historical net book values of the acquired assets and assumed liabilities of HumanClick at June 30, 2000, and is for illustrative pro forma purposes only. Actual fair values will be based on financial information as of the acquisition date. Assuming the transaction had occurred on June 30, 2000, the allocation would have been as follows:

                                                         (in thousands)
            Assets acquired:
                  Cash ...............................      $   728
                  Accounts receivable ................           63
                  Property and equipment .............           60
                  Goodwill and intangibles ...........        8,751
                                                            -------
                                                              9,602
                                                            -------

            Liabilities assumed ......................         (213)
            Unearned stock based compensation ........          272
                                                            -------

            Purchase price ...........................      $ 9,661
                                                            =======


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

      - The pro forma adjustments reflect approximately six months of amortization expense for the year ended December 31, 1999 and six months of amortization expense for the six months ended June 30, 2000, assuming the transaction had occurred on June 24, 1999 (HumanClick's date of incorporation). Goodwill and other intangible assets are being amortized over a period of three years, the expected estimated period of benefit;

      - The pro forma adjustments reflect approximately six months of non-cash compensation expense for the year ended December 31, 1999 and six months of non-cash compensation expense for the six months ended June 30, 2000, assuming the transaction had occurred on June 24, 1999 (HumanClick's date of incorporation). The intrinsic value of the unvested options assumed at the closing date will be amortized over their applicable vesting periods. Options generally vest over three years; and

      - The pro forma adjustment reconciles the historical balance sheet of HumanClick at June 30, 2000 to the allocated purchase price of HumanClick of $9.7 million assuming the transaction had occurred on June 30, 2000.

      (b) The pro forma basic and diluted net loss per common share is computed by dividing the net loss attributable to common stockholders by the weighted average number of common shares outstanding. The calculation of the weighted average number of shares outstanding assumes that 4,238,405 shares of LivePerson common stock issued in connection with the acquisition were outstanding since the period of HumanClick's incorporation (June 24, 1999). The common stock issued in connection with the acquisition was adjusted for the weighted average period such shares were considered to be outstanding (for the periods from June 24, 1999 through December 31, 1999 and from January 1, 2000 through June 30,
            2000).

            Diluted net loss per share equals basic net loss per share, as common stock equivalents are anti-dilutive for all pro forma periods presented.


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